UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices)(Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2021, the Compensation Committee of Bruker Corporation (the “Company”) approved an additional bonus opportunity for Dr. Mark Munch, EVP and President of the Bruker NANO Group. Such bonus opportunity will be separate from, and in addition to Dr. Munch’s existing compensation arrangements and will be entirely tied to his new, additional role as CEO of the Company’s majority-owned start-up company, Acuity Spatial Genomics, Inc.(“Acuity”). Dr. Munch serves in this role at Acuity in addition to serving as Company EVP and President of the Bruker NANO Group.

The bonus opportunity for Dr. Munch consists of a combination of fixed and variable compensation over a five-year period beginning in the fiscal year ended December 31, 2021. The fixed component of the bonus arrangement consists of cash payments of $400,000 per year for service in years 2021 and 2022, $300,000 per year for service in years 2023 and 2024 and $200,000 for service in year 2025. Each of these cash amounts will be payable to Dr. Munch in the first quarter following each respective fiscal year, provided he was actively engaged as the CEO of Acuity through December 31st of that prior year.

The variable component of the bonus arrangement consists of Company performance stock units (“PSUs”), the value of which will be equal to 3.5% of the annual consolidated revenue of Acuity for each year between 2021 and 2025. For the years 2024 and 2025, Acuity must also achieve a minimum gross profit margin as a condition of the award of PSUs in each of those years. The PSUs, if earned, will be granted for each year between 2021 through 2025 in February of the following year, and will have a two-year vesting period from the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: August 20, 2021	By:	/s/ GERALD N. HERMAN
Gerald N. Herman
Executive Vice President and Chief Financial Officer